Exhibit 10.4
EXECUTION COPY
15,694,800 Shares
MONTPELIER RE HOLDINGS LTD.
Common Shares, Par Value 1/6 cent Per Share
UNDERWRITING AGREEMENT
May 31, 2006

May 31, 2006
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010
Dear Sirs and Mesdames:
     Credit Suisse International (the “Forward Counterparty”) proposes to sell to Credit Suisse Securities (USA) LLC (the “Underwriter”) 6,800,000 common shares of Montpelier Re Holdings Ltd., a Bermuda corporation (the “Company”), par value 1/6 cent per share (the “Firm Hedge Shares”), and, at the option of the Underwriter, up to an additional 920,000 common shares of the Company, par value 1/6 cent per share (the “Option Hedge Shares,” and, together with the Firm Hedge Shares, the “Hedge Shares”). The outstanding common shares of the Company, par value 1/6 cent per share, are hereinafter referred to as the “Common Shares.” The Forward Counterparty has entered into two forward stock purchase agreements, each consisting of a Confirmation (which incorporates the terms of an ISDA Master Agreement) dated the date hereof, with the Company (each, a “Forward Purchase Contract”), pursuant to which the Company has agreed to issue, and the Forward Counterparty has agreed to purchase (subject to the Company’s right to elect Cash Settlement or Net Share Settlement (as such terms are defined in the Forward Purchase Contracts)), pursuant to the terms of such Forward Purchase Contract, a number of Common Shares specified thereunder. The Forward Counterparty or its affiliates also propose to sell from time to time an additional 8,894,800 Common Shares, or, if the over-allotment option described in Section 2 is exercised, 10,115,000 Common Shares (the “Additional Shares,” and, together with the Hedge Shares, the “Shares”), which the Forward Counterparty or its affiliates will sell in connection with the Forward Purchase Contracts.
     The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement, including a prospectus on Form S-3 (File No. 333-128582), relating to the registration of certain securities described therein, including the Shares. The registration statement as amended to the date of this Agreement is hereinafter referred to as the “Registration Statement” (for purposes of this definition, information contained in a form of prospectus or prospectus supplement that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B shall be considered to be included in the Registration Statement as of the time specified in Rule 430B), and the related prospectus effective October 3, 2005 in the form first used to confirm sales of Shares (or in the form first made available to the Underwriter by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act of 1933, as amended (the “Securities Act”)) is hereinafter referred to as the “Base Prospectus”. The Base Prospectus, as supplemented by the prospectus supplement specifically relating to the Shares in the form first used to confirm sales of the Shares (or in the form first made available to the Underwriter by the Company to meet requests of Purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus,” and the term “preliminary prospectus” means the Base Prospectus, as supplemented by the Preliminary Prospectus Supplement dated May 31, 2006. For purposes of this definition, information contained in a form of prospectus (including a prospectus supplement) that is deemed retroactively to be a part of the Registration Statement pursuant to Rule 430B shall be considered to be included in the Prospectus as of the actual time that form of prospectus (including a prospectus supplement) is filed with the Commission pursuant to Rule 424(b) under the Securities Act.
     For purposes of this Agreement, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act and “Time of Sale Prospectus” means the Base Prospectus and the preliminary prospectus, together with the free writing prospectuses, if any, each identified in Schedule I hereto, as of the Applicable Time of Sale (as defined herein), and the information set forth in Schedule II hereto. As used herein, the terms “Registration Statement,” “preliminary prospectus,” “Time of Sale Prospectus” and Prospectus shall include the documents, if any, incorporated by reference therein. The terms “supplement” and “amendment” and “amend” as used in this Agreement with respect to the Registration Statement, the Base Prospectus, the Time of Sale Prospectus, the preliminary prospectus or any free writing prospectus shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that are incorporated by reference therein. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462 Registration Statement.
     1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriter and the Forward Counterparty that:
     (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.
     (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (iv) the Time of Sale Prospectus does not, at 5:00 p.m. New York City time on the date of this Agreement (the “Applicable Time of Sale”), and at the Closing Date (as defined herein), the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (v) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to

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make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement, the Time of Sale Prospectus or the Prospectus based upon information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use therein.
     (c) The Company is a well known seasoned issuer (as defined in Rule 405 under the Securities Act) and is not an “ineligible issuer” pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder. Each free writing prospectus that the Company has filed will not, as of its issue date and through the Closing Date for such Shares, include any information that conflicts with the information contained in the Registration Statement and the Prospectus. Except for the free writing prospectuses, if any, identified in Schedule I hereto, and electronic road shows, if any, furnished to the Underwriter before first use, the Company has not prepared, used or referred to, and will not, without the prior consent of the Underwriter, prepare, use or refer to, any free writing prospectus.
     (d) PricewaterhouseCoopers, whose report is included or incorporated by reference in the Prospectus, is an independent certified public accountant with respect to the Company and its combined subsidiaries within the meaning of the Securities Act and the rules and regulations adopted by the Commission thereunder. The financial statements of the Company and its combined subsidiaries (including the related notes and supporting schedules) included in the Registration Statement, the Time of Sale Prospectus and the Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated and conform in all material respects with the rules and regulations adopted by the Commission under the Securities Act; and the supporting schedules included in the Registration Statement present fairly in all materials respects the information required to be stated therein.
     (e) The Company has been duly organized or formed and is validly existing in good standing (including as an exempted company) under the laws of the jurisdiction of its organization or formation, with full power and authority to own, lease and operate its properties and conduct its business as described in the Time of Sale Prospectus and to enter into and perform its obligations under this Agreement; and the Company is duly qualified to do business as described in the Time of Sale Prospectus and is in good standing in each jurisdiction in which the character of the business conducted by it or the

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location of the properties owned, leased or operated by it make such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and its consolidated subsidiaries, taken as a whole (a “Material Adverse Effect”).
     (f) Montpelier Reinsurance Ltd. (“Montpelier Re”) and Montpelier Marketing Services (UK) Ltd. (the “Designated Subsidiaries”) have been duly organized or formed and are validly existing in good standing (including, in the case of Montpelier Re, as an exempted company) under the laws of the jurisdictions of their organization or formation, with full power and authority to own, lease and operate their properties and conduct their businesses as described in the Time of Sale Prospectus; and the Designated Subsidiaries are duly qualified to do business as described in the Time of Sale Prospectus and are in good standing in each jurisdiction in which the character of the business conducted by them or the location of the properties owned, leased or operated by them make such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. Except for Montpelier Holdings (Barbados) SRL and Montpelier Agency Ltd., all of which are immaterial and are not “significant subsidiaries” of the Company as that term is defined in Rule 1-02(w) of Regulation S-X of the rules and regulations of the Commission under the Securities Act, the Designated Subsidiaries are the only subsidiaries of the Company.
     (g) The capitalization of the Company as of March 31, 2006 conforms in all material respects to the description thereof in the Time of Sale Prospectus. All of the outstanding common shares of the Company and each Designated Subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All of the outstanding common shares of each Designated Subsidiary of the Company are owned directly or indirectly by the Company free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer, preemptive rights or any other claim of any third party.
     (h) Except as described in or contemplated by the Time of Sale Prospectus and the Prospectus, since the respective dates as of which information is given in the Time of Sale Prospectus and the Prospectus (i) there has not been any event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and (ii) there has not been any material change in the long-term debt of the Company and its consolidated subsidiaries taken as a whole.
     (i) None of (i) the execution or delivery hereof by the Company, (ii) the consummation of the transactions contemplated hereby or (iii) compliance by the Company with all of the provisions of this Agreement, (A) will result in a breach or violation of, or constitute a default under, the memorandum of association, amended and restated bye-laws or other governing documents of the Company or any of the Designated Subsidiaries, (B) will result in a breach or violation of, or constitute a default under, any agreement, indenture or other instrument to which the Company or any of the Designated Subsidiaries is a party or by which any of them is bound, or to which any of their properties is subject, (C) will result in a violation of any law, rule, administrative

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regulation or decree of any court, or any governmental agency or body having jurisdiction over the Company, the Designated Subsidiaries or any of their respective properties, or (D) will result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company, or any Designated Subsidiary except (other than with respect to clause (A)), as would not have, individually or in the aggregate, a Material Adverse Effect. Except for permits, consents, approvals and similar authorizations required by the securities or “Blue Sky” or insurance securities laws of certain jurisdictions in connection with the offer and sale of the Shares, the filing of the Prospectus under the Bermuda Companies Act 1981 in connection with the offer and sale of the Shares and permits, consents, approvals and authorizations which have been obtained, no permit, consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement.
     (j) This Agreement has been duly authorized, executed and delivered by the Company.
     (k) None of the Company or any of its Designated Subsidiaries (i) is in violation of its memorandum of association or amended and restated bye-laws or articles of association or other governing documents, (ii) is in default and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any agreement, indenture or other instrument to which it is a party or by which it is bound or to which any of its properties is subject, except for any such defaults that would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) is in violation of any insurance law or insurance regulation to which it or its property is subject, except for any such violations that would not, individually or in the aggregate, have a Material Adverse Effect.
     (l) On the date hereof and on the Closing Date, each of the Company and Montpelier Re is and will be solvent and able to pay its liabilities as they become due.
     (m) The authorised share capital of the Company conforms in all material respects to the description thereof in the Time of Sale Prospectus and the Prospectus. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those that have been duly waived or satisfied, for or relating to the registration of any securities of the Company.
     (n) There are no contracts or other documents that are required to be described in the Prospectus or to be filed as exhibits to the Registration Statement, as the case may be, that have not been described in the Prospectus or filed as exhibits to the Registration Statement, as the case may be.
     (o) There is no litigation or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company or any of the Designated Subsidiaries is a party or to which any property of the Company or any of the Designated

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Subsidiaries is subject that could reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect, or which is required to be disclosed in the Prospectus or the Registration Statement and is not so disclosed.
     (p) Each of the Company and the Designated Subsidiaries has (i) all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and has filed all reports, documents and other information required to be filed pursuant to the applicable laws of Bermuda and other relevant jurisdictions as is necessary to engage in the business currently conducted by it in the manner described in the Time of Sale Prospectus (each, an “Authorization”), except where the failure, individually or in the aggregate, to file such report, document or information would not have a Material Adverse Effect, (ii) fulfilled and performed all obligations necessary to maintain each Authorization, except where the failure to fulfill or perform such obligation, individually or in the aggregate, would not have a Material Adverse Effect and (iii) no knowledge of any threatened action, suit, proceeding or investigation that would reasonably be expected to result in the revocation, termination or suspension of any Authorization. All such Authorizations are valid and in full force and effect and the Company and the Designated Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations and with the rules and regulations of the regulatory authorities having jurisdiction with respect thereto, except where the failure to comply, individually or in the aggregate, would not have a Material Adverse Effect. The Company has not received any order or decree from any insurance regulatory agency or body impairing, restricting or prohibiting the payment of dividends by any Designated Subsidiary to its parent.
     (q) The Company and the Designated Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     (r) The preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.
     (s) The Company is not, and after giving effect to the offering and sale of the Shares will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
     (t) None of the Underwriter or any subsequent purchasers of the Shares (other than purchasers resident in Bermuda for Bermuda exchange control purposes) is subject

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to any stamp duty, excise or similar tax imposed in Bermuda in connection with the offering, sale or purchase of the Shares.
     (u) There are no currency exchange control laws or withholding taxes of Bermuda that would be applicable to the payment of dividends on the Shares by the Company (other than to residents of Bermuda for Bermuda exchange control purposes).
     2. Agreements to Sell and Purchase. The Forward Counterparty hereby agrees to sell to the Underwriter, and the Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, hereby agrees to purchase the Firm Hedge Shares from the Forward Counterparty at $14.95 per share (the “Purchase Price”). In addition, the Forward Counterparty agrees to sell to the Underwriter, and the Underwriter, shall have the option to purchase from the Forward Counterparty, the Option Hedge Shares at the Purchase Price. The Underwriter may exercise the option to purchase the Option Hedge Shares at any time at or before the thirtieth day following the date of this Agreement, by written notice from the Forward Counterparty to the Underwriter. The Forward Counterparty may sell from time to time to the Underwriter the Additional Shares.
     The Company hereby agrees that, without the prior written consent of the Underwriter, it will not, during the period ending 60 days after the date of this Agreement, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. Each of the parties hereto hereby acknowledges that the foregoing sentence does not apply to a share repurchase program by the Company for its Common Shares.
     The restrictions contained in the preceding paragraph shall not apply to (A) the Shares, the Forward Purchase Contracts, or the Share Issuance Agreement, dated the date hereof, between the Company and the Forward Counterparty (the “Share Issuance Agreement”), (B) the issuance by the Company of Common Shares upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriter has been advised in writing, (C) grants by the Company of employee stock options or other equity-based compensation pursuant to the terms of a plan in effect on the date of this Agreement, (D) transactions by persons other than the Company relating to Common Shares or other securities acquired in open market transactions after the completion of the offering contemplated by this Agreement, (E) the issuance by the Company in an underwritten offering of Common Shares or securities convertible into or exercisable or exchangeable for Common Shares to raise funds as a result of a large loss event impacting the Company’s reinsurance or insurance portfolio, where in the good faith judgment of management, such additional funds are necessary to maintain the Company’s existing ratings or ratings outlook, (F) the sale of Common Shares pursuant to the Purchase Agreement dated May 25, 2006, among the Company, WLR Recovery Fund II, L.P. and WLR Recovery Fund III, L.P., or (G) the filing by the Company of a shelf registration statement with respect to Common Shares or securities convertible into or exercisable or exchangeable for Common Shares, provided that the Company shall not make such a filing

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during the period ending seven days after the date of this Agreement, and provided further, that the Company agrees that it will not, during the period ending 60 days after the date of this Agreement, file a registration statement pursuant to the request of any shareholder under the Shareholders Agreement dated December 12, 2001 without the prior written consent of the Underwriter.
     3. Intentionally Left Blank
     4. Payment and Delivery. Payment for the Firm Hedge Shares to the Forward Counterparty shall be made in Federal or other funds immediately available in New York City against delivery of such shares for the account of the Underwriter at 10:00 a.m., New York City time, on June 6, 2006 or at such other time on the same or such other date, not later than June 6, 2006, as shall be designated in writing by the Underwriter. The date and time of the payment will be referred to as the “Closing Date.” Payment for the Option Hedge Shares to the Forward Counterparty shall be made in Federal or other funds immediately available in New York City against delivery of such shares for the account of the Underwriter at such date and time specified by the Underwriter in the written notice of the Underwriter’s election to purchase such Option Hedge Shares. The date and time of the payment will be referred to as the “Option Closing Date.”
     The Firm Hedge Shares shall be registered in such names and in such denominations as the Underwriter shall request in writing not later than one full business day prior to the Closing Date. The Firm Hedge Shares shall be delivered to the Underwriter on the Closing Date for the its account, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriter duly paid, against payment of the Purchase Price therefor.
     5. Conditions to the Underwriter’s Obligations. The obligations of the Underwriter are subject to the following conditions:
     (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or results of operations of the Company and its combined subsidiaries, taken as a whole, from that set forth in the Time of Sale Prospectus that, in the judgment of the Underwriter, is material and adverse and that makes it, in the judgment of the Underwriter, impracticable to market the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus.
     (b) The Underwriter shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 5(a) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.
     The officer signing and delivering such certificate may rely upon his or her knowledge as to proceedings threatened.

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     (c) The Underwriter shall have received on the Closing Date an opinion from Davis Polk & Wardwell, outside counsel for the Company, dated the Closing Date, covering the matters referred to in Exhibit A.
     (d) The Underwriter and the Forward Counterparty shall have received on the Closing Date an opinion of Conyers Dill & Pearman, special Bermuda counsel to the Company, dated the Closing Date, substantially in the form of Exhibit B.
     (e) The Underwriter shall have received on the Closing Date an opinion of LeBoeuf, Lamb, Greene & MacRae LLP, counsel for the Underwriter, dated the Closing Date, covering the matters referred to in the last paragraph of Exhibit A.
     (f) The opinions of Davis Polk & Wardwell and Conyers Dill & Pearman shall be rendered to the Underwriter at the request of the Company and shall so state therein.
     (g) The Underwriter shall have received, on each of the date of this Agreement and on the Closing Date, letters dated the respective dates of delivery thereof, in form and substance satisfactory to the Underwriter and the Forward Counterparty, from PricewaterhouseCoopers, independent public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Time of Sale Prospectus and the Prospectus; provided that the letters delivered on the Closing Date shall use a “cut-off date” not earlier than the date hereof.
     (h) The Company shall have satisfied in all respects the conditions precedent to effectiveness of the Forward Purchase Contracts, other than with respect to Section 4(a)(i) thereof, on or before the Closing Date.
     (i) The representation and warranty of the Company in Section 8(c) of the Share Issuance Agreement shall be true and correct on the Closing Date.
     (j) The “lock-up” agreements, each substantially in the form of Exhibit C hereto, between the Underwriter and certain executive officers and directors of the Company relating to sales and certain other dispositions of Common Shares or certain other securities, delivered to the Underwriter on or before the Closing Date, shall be in full force and effect on the Closing Date.
     (k) The obligation of the Underwriter to purchase the Option Hedge Shares hereunder is subject to the delivery to the Underwriter on the Option Closing Date of such documents as the Underwriter may reasonably request with respect to the good standing of the Company and Montpelier Re and other matters related to the delivery of such Option Hedge Shares.
     6. Covenants of the Company. In further consideration of the agreements of the Underwriter and the Forward Counterparty herein contained, the Company covenants with the Underwriter and the Forward Counterparty as follows:

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     (a) To furnish to the Underwriter, without charge, 5 conformed copies of the Registration Statement (including exhibits thereto and documents incorporated by reference) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto but including documents incorporated by reference) and to furnish to the Underwriter in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 6(d) below, as many copies of the Time of Sale Prospectus, the Prospectus, any documents incorporated therein by reference and any supplements and amendments thereto or to the Registration Statement as the Underwriter may reasonably request.
     (b) Before amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus, to furnish to the Underwriter a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Underwriter reasonably objects, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.
     (c) To furnish to the Underwriter a copy of each proposed free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus which the Underwriter has not consented to in advance, which consent shall not be unreasonably withheld, and to file with the Commission within the applicable period specified in Rule 433(d) under the Securities Act any free writing prospectus required to be filed pursuant to such rule.
     (d) Subject to the rights of the Company under Section 4(a) of the Forward Purchase Contracts, if, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the Securities Act or the Exchange Act or the respective rules thereunder, the Company promptly will notify the Underwriter of such event, and either (A) (1) prepare and file with the Commission an amendment or supplement which will correct such statement or omission or effect such compliance and (2) at its own expense, supply any supplemented Prospectus to the Underwriter in such quantities as the Underwriter may reasonably request or (B) instruct the Underwriter and the Forward Counterparty to discontinue offers and sales of the Additional Shares until such time as the Company informs the Underwriter and the Forward Counterparty that offers and sales may be resumed (such days during which offers and sales of the Additional Shares are so discontinued, “Suspension Days”) and, if the Company elects to so instruct the Underwriter and the Forward Counterparty, the Underwriter and the Forward Counterparty shall each follow such instructions.
     (e) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Underwriter shall reasonably request, provided,

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that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to material taxation or service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.
     (f) To make generally available to the Company’s security holders and to the Underwriter as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.
     (g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company’s counsel and the Company’s accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, the preliminary prospectus, the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriter, Forward Counterparty and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriter, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 6(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriter incurred in connection with the review and qualification of the offering of the Shares by the National Association of Securities Dealers, Inc., (v) the cost of printing certificates representing the Shares, (vi) the costs and charges of any transfer agent, registrar or depositary, (vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and half of the cost of any aircraft chartered in connection with the road show (the remainder to be for the account of the Underwriter) and (viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled “Indemnity and Contribution”, and the last paragraph of Section 10 below, the Underwriter will pay all of its costs and expenses, including fees

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and disbursements of its counsel, stock transfer taxes payable on resale of any of the Shares by it and any advertising expenses connected with any offers it may make.
     (h) Upon the filing or furnishing by Company with the SEC of a Quarterly Report on Form 10-Q or a Current Report on Form 8-K (but only with respect to the items set forth in section 2 thereof), unless at such time all of the Additional Shares have been sold as contemplated in this Agreement, the Underwriter may request that the Company deliver, or cause to be delivered, to the Forward Counterparty (i) a letter confirming as of such date the statements contained in the last paragraph of the opinion of Davis Polk & Wardwell set forth on Exhibit A hereto and (ii) a letter dated as of such date from PricewaterhouseCoopers of the type described in Section 5(g) of this Agreement. In the event that the Company does not satisfy such request, then the Underwriter may instruct the Company that each subsequent day, to the date of delivery, be deemed a Suspension Day.
     (i) To afford the Underwriter, the Forward Counterparty and any affiliates of the Underwriter or the Forward Counterparty on reasonable notice, a reasonable opportunity to conduct a due diligence investigation with respect to the Company customary in scope for transactions pursuant to which the Underwriter, the Forward Counterparty or any affiliates of the Underwriter or the Forward Counterparty acts as an underwriter of equity securities (including, without limitation, the availability of the chief financial officer to respond to questions regarding the business and financial condition of the Company and the right to have made available to them for inspection such records and other information as they may reasonably request).
     (j) The Company is eligible to use free writing prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act; and each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act.
     7. Covenants of the Underwriter. The Underwriter hereby represents and agrees that:
     (a) It has not made, and will not make any offer relating to the Shares that would constitute a free writing prospectus, without the prior consent of the Company, which consent shall not be unreasonably withheld.
     (b) Any free writing prospectus used or referred to by it will not be subject to broad unrestricted dissemination and will not be required to be filed with the Commission, in accordance with Rule 433 under the Securities Act, as a result of any action taken or caused to be taken by the Underwriter, which is not consented to in advance by the Company.

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     (c) Any free writing prospectus used or referred to by it, except any “issuer free writing prospectus” as defined in Rule 433 under the Securities Act, as to which the Underwriter makes no representation or warranty, complied in all material respects with the Securities Act.
8. Indemnity and Contribution.
     (a) The Company agrees to indemnify and hold harmless the Underwriter and the Forward Counterparty and each person, if any, who controls the Underwriter or the Forward Counterparty within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of the Underwriter or the Forward Counterparty within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, the preliminary prospectus, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (if used within the periods set forth in paragraphs (d) of Section 6 hereof and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Underwriter or the Forward Counterparty furnished to the Company in writing by the Underwriter or the Forward Counterparty expressly for use therein.
     (b) The Underwriter agrees to indemnify and hold harmless the Company, the Forward Counterparty, the directors of the Company and the Forward Counterparty, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or the Forward Counterparty within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Underwriter and the Forward Counterparty, but only with reference to information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any other free writing prospectus that the Company has filed or is required to file pursuant to Rule 433(d) of the Securities Act or the Prospectus or any amendment or supplement thereto.
     (c) The Forward Counterparty agrees to indemnify and hold harmless the Company, the Underwriter, the directors of the Company and the Underwriter, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or the Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity in subsection (a) above from the Company to the Underwriter and the Forward

13

Counterparty, but only with reference to information relating to the Forward Counterparty furnished to the Company in writing by the Forward Counterparty expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any other free writing prospectus that the Company has filed or is required to file pursuant to Rule 433(d) of the Securities Act or the Prospectus or any amendment or supplement thereto.
     (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b), such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless 1) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or 2) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Underwriter and the Forward Counterparty and all persons, if any, who control the Underwriter or the Forward Counterparty within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of the Underwriter or the Forward Counterparty within the meaning of Rule 405 under the Securities Act, and (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section. In the case of any such separate firm for the Underwriter and the Forward Counterparty and such control persons and affiliates of the Underwriter and the Forward Counterparty, such firm shall be designated in writing by the Underwriter. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of

14

such proceeding and does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.
     (e) To the extent the indemnification provided for in Section 8(a), 8(b), 8(c) or 8(d) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 8(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriter and the Forward Counterparty, as applicable, on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriter, on the other hand, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Company on the one hand and the Underwriter and the Forward Counterparty, as applicable, on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter, as applicable, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
     (f) The Company and the Underwriter, as applicable, agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in Section 8(e) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and

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shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.
     (g) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Underwriter or any person controlling the Underwriter or any affiliate of the Underwriter or by or on behalf of the Company, the officers or directors of the Company or any person controlling the Company, (iii) any investigation made by or on behalf of the Forward Counterparty or any person controlling the Forward Counterparty or any affiliate of the Forward Counterparty or by or on behalf of the Company, the officers or directors of the Company or any person controlling the Company and (iv) acceptance of and payment for any of the Shares.
     9. Termination. The Underwriter may terminate this Agreement by notice to the Company and the Forward Counterparty, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in the securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State or Bermuda authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in the Underwriter’s judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in the Underwriter’s judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Time of Sale Prospectus and the Prospectus.
     If this Agreement shall be terminated by the Underwriter because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriter for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Underwriter in connection with this Agreement or the offering contemplated hereunder.
     10. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.
     11. Successors and Assigns. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from the Underwriter shall be deemed a successor or assign solely by reason of such purchase.
     12. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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     13. Applicable Law; Submission to Jurisdiction; Appointment of Agent for Service.
     (a) This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.
     (b) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to this Agreement, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file pursuant to Rule 433(d) under the Securities Act, the Prospectus, the Registration Statement or the offering of the Shares. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity from the jurisdiction of any court or from any legal process with respect to itself or its property, it irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.
     (c) The Company hereby irrevocably appoints CT Corporation System, with offices at 111 Eighth Avenue, New York, NY 10011, as its agent for service of process in any suit, action or proceeding described in the preceding paragraph. The Company agrees that service of process in any such suit, action or proceeding may be made upon it at the office of its agent. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that its agent has agreed to act as agent for service of process, and each agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect.
     14. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.
     15. No fiduciary duty. The Company acknowledges and agrees that in connection with this offering, sale of the Shares or any other services the Underwriter or the Forward Counterparty may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriter or the Forward Counterparty: (i) no fiduciary or agency relationship between the Company and any other person, on the one hand, and the Underwriter and the Forward Counterparty, on the other, exists; (ii) the Underwriter and the Forward Counterparty are not acting as advisor, expert or otherwise, to the Company, including, without limitation, with respect to the determination of the Purchase Price, and such relationship between the Company on the one hand, and the Underwriter and the Forward Counterparty, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriter or the Forward Counterparty may have to the Company shall be limited to those duties and obligations specifically stated herein; and (iv) the Underwriter and the Forward Counterparty and their affiliates may have interests that differ from those of the Company. The

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Company hereby waives any claims that the Company may have against the Underwriter or the Forward Counterparty with respect to any breach of fiduciary duty in connection with the sale of the Shares.
     16. Covenant of the Forward Counterparty. The Forward Counterparty agrees to provide a report to the Company promptly upon completion of its sale of the Shares under this Agreement and in connection with the Forward Purchase Contracts, which report shall include the date of such completion and the price or prices at which the Shares were sold to the public by the Underwriter or the Forward Counterparty, as the case may be.

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Montpelier Re Holdings Ltd.
By:	/s/ Kernan V. Oberting
	Name:	Kernan V. Oberting
	Title:	Chief Financial Officer

Accepted as of the date hereof

Credit Suisse Securities (USA) LLC

By:	/s/ Marilyn Hirsch

Name: Marilyn Hirsch
Title: Managing Director

Credit Suisse International

By:	/s/ Edmond Curtin

Name: Edmond Curtin
Title: Managing Director

By:	/s/ David Bonham

Name: David Bonham
Title: Director

SCHEDULE I
Time of Sale Prospectus
     1. Preliminary Prospectus dated May 31, 2006

SCHEDULE II
Time of Sale Information

Number of Common Shares being offered by the Forward Counterparty through the Underwriter	6,800,000

Number of Common Shares being offered by the Forward Counterparty through the Underwriter if the Underwriter exercises its over-allotment option in full	7,720,000

Price at which the Common Shares are being offered to the public	$15.05

Additional Common Shares being offered by the Forward Counterparty through the Underwriter from time to time for sale in transactions, including block sales, on the New York Stock Exchange, in the over-the-counter market, in negotiated transactions or otherwise	8,894,800

Additional Common Shares being offered by the Forward Counterparty through the Underwriter from time to time for sale in transactions, including block sales, on the New York Stock Exchange, in the over-the-counter market, in negotiated transactions or otherwise if the Underwriter exercises its over-allotment option in full	10,115,000

Minimum number of Common Shares the Company may issue under the Forward Purchase Contracts	9,796,388

Minimum number of Common Shares the Company may issue under the Forward Purchase Contracts if the Underwriter exercises its over-allotment option in full	11,132,259

Participation percentage	61.2245%
The Company has elected not to make an aggregate payment to the Forward Counterparty in connection with the Forward Purchase Contracts.

EXHIBIT A
FORM OF OPINION OF DPW
TO BE DELIVERED PURSUANT
TO SECTION 5(C)
     1. The execution, delivery or performance of the Underwriting Agreement by the Company, compliance by the Company with the provisions thereof, the consummation by the Company of the transactions contemplated therein do not (A) to our knowledge, require any consent, approval, authorization or any other order of, or registration or filing with, any United States Federal or New York State court, regulatory body or administrative agency (a “U.S. Regulatory Authority”), except for such consents, approvals, authorizations and orders (i) as have been obtained and (ii) as may be required under state securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriter (as to which we express no opinion), (B) conflict with or constitute a breach of, or a default under, any bond, debenture, note or other evidence of indebtedness or any agreement, indenture, lease or other instrument set forth on Schedule I hereto, to the extent such documents are governed by New York law, or (C) to our knowledge, violate any existing United States Federal or New York State law or regulation or any ruling, judgment, injunction, order or decree of any U. S. Regulatory Authority (other than state securities or Blue Sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriter, as to which we express no opinion) that is applicable to the Company or the Designated Subsidiaries.
     2. To our knowledge, (A) there are no United States Federal or New York State legal or governmental proceedings pending or threatened against the Company or any of the Designated Subsidiaries, or to which the Company or any of the Designated Subsidiaries or any of their respective properties is subject, that are required to be described in the Registration Statement or Prospectus and are not so described and (B) there are no agreements, contracts, indentures, leases or other instruments of a character that are required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that are not described or filed as required, as the case may be.
     3. The statements relating to United States Federal or New York State legal matters, proceedings or documents under the caption “Description of Share Capital” in the Time of Sale Prospectus and the Prospectus and the caption “Item 5 – Market for Registrant’s Common Equity, Related Stockholder Matters and Issuer Purchases of Equity Securities – Shareholders Agreement” in the Form 10-K for the year ended December 31, 2005, together with the statements in the Prospectus amending and supplementing such legal matters, proceedings or documents, fairly summarize in all material respects such matters, proceedings or documents.
     4. Under present U.S. federal income tax law, the discussions contained under the captions “Material United States Tax Considerations” and “Risk Factors – Risks Related to Taxation” in the Time of Sale Prospectus and the Prospectus, insofar as such discussions purport to summarize the U.S. federal income tax laws, regulations and rulings referred to therein, fairly summarize such provisions in all material respects.

     5. The statements contained in the Time of Sale Prospectus and the Prospectus under the captions “The Offering,” “The Forward Sale Agreements” and “The Share Issuance and Lending Agreement” insofar as they purport to constitute summaries of certain terms of documents referred to therein, fairly summarize the terms of such documents in all material respects.
     6. To the extent that the laws of the State of New York are applicable, the Company (A) has validly submitted to the non-exclusive jurisdiction of any New York State or Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to the Underwriting Agreement, the Time of Sale Prospectus, any free writing prospectus the Company has filed, or is required to file pursuant to Rule 433(d) under the Securities Act, the Prospectus, the Registration Statement or the offering of the Shares, (B) has validly waived any objection to the venue of a proceeding in any such New York court (although any such New York Court may on its own accord find that venue in a particular case is inappropriate), and (C) has duly appointed CT Corporation System as its authorized agent for the purposes described in the Underwriting Agreement, assuming (i) the validity of such actions under Bermuda law and (ii) the due authorization, execution and delivery of the Underwriting Agreement by or on behalf of the Underwriter.
     7. The Company is not, and after giving effect to the offering and sale of the Shares will not be, required to register as an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.
     We have not ourselves checked the accuracy, completeness or fairness of, or otherwise verified, the information furnished with respect to other matters in the Registration Statement, the Time of Sale Prospectus or the Prospectus, including the Incorporated Documents. We have generally reviewed and discussed with your representatives, and with certain officers and employees of, and counsel and independent public accountants for, the Company the information furnished, whether or not subject to our check and verification. On the basis of such consideration, review and discussion, but without independent check or verification except as stated above, (i) in our opinion, the Registration Statement and the Prospectus, including the Incorporated Documents (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which we express no opinion), appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder and (ii) nothing has come to our attention that causes us to believe that (a) the Registration Statement or the Prospectus included therein, including the Incorporated Documents (except for the financial statements and financial schedules and other financial and statistical data included therein, as to which we express no belief), as of the date of the Prospectus Supplement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Time of Sale Prospectus, including the Incorporated Documents (except as stated), as of the Applicable Time of Sale contained any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) the Prospectus, including the Incorporated Documents (except as stated), as of its date or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

SCHEDULE I TO DPW OPINION
     1. Underwriting Agreement.
     2. Share Purchase Warrant, dated as of January 3, 2002, between Montpelier Re Holdings Ltd. (the “Company”) and White Mountains Insurance Group, Ltd. (originally issued to Benfield Group plc), as amended by Amendment, dated as of February 11, 2002, as further amended by Amendment, dated as of July 1, 2002, as further amended by Amendment 3, dated as of March 31, 2003.
     3. Share Purchase Warrant, dated January 3, 2002, between the Company and White Mountains Insurance Group, Ltd., as amended by Amendment, dated as of February 11, 2002, as further amended by Amendment, dated as of July 1, 2002, as further amended by Amendment 3, dated as of March 31, 2003.
     4. Shareholders Agreement, dated as of December 12, 2001, among the Company and each of the persons listed on Schedule 1 thereto, as amended by Amendment No. 1, dated December 24, 2001.
     5. Service Agreement, dated as of December 12, 2001, between Anthony Taylor, the Company and Montpelier Reinsurance Ltd., as further amended by Amendment, dated as of August 27, 2004.
     6. Service Agreement, dated as of January 24, 2002, between Anthony Taylor and Montpelier Marketing Services (UK) Limited.
     7. Service Agreement, dated as of January 1, 2002, between C. Russell Fletcher, III and Montpelier Reinsurance Ltd.
     8. Service Agreement, dated as of January 1, 2002, between Thomas George Story Busher and Montpelier Reinsurance Ltd.
     9. Service Agreement, dated as of January 24, 2002, between Thomas George Story Busher and Montpelier Marketing Services (UK) Limited.
     10. Service Agreement, dated as of January 24, 2002, between Nicholas Newman-Young and Montpelier Marketing Services (UK) Limited.
     11. Share Option Plan, as amended August 27, 2004.
     12. Performance Unit Plan, as amended August 27, 2004.
     13. Second Amended Letter of Credit Reimbursement and Pledge Agreement, dated as of August 4, 2005, among Montpelier Re Holdings Ltd., the Lenders party thereto and Bank of America, N.A.
     14. Service Agreement, dated as of August 27, 2004, between Montpelier Re Holdings Ltd. and Anthony Taylor.

     15. Service Agreement, dated as of August 27, 2004, between Montpelier Marketing Services (UK) Limited and Anthony Taylor.
     16. Severance Plan, dated as of August 27, 2004.
     17. Long-Term Incentive Plan, dated as amended August 27, 2004.
     18. Service Agreement, dated as of September 8, 2004, between Montpelier Reinsurance Ltd. and Kernan V. Oberting.
     19. Letter of Credit Reimbursement and Pledge Agreement, among Montpelier Reinsurance Ltd. and HSBC Bank USA, National Association, dated December 23, 2004.
     20. Standing Agreement for Letters of Credit by and between Montpelier Reinsurance Ltd. and The Bank of New York, dated as of October 7, 2005.
     21. Letter of Credit Reimbursement and Pledge Agreement among Montpelier Reinsurance Ltd., the lenders named therein, Bank of America, N.A., as Administrative Agent and the other agents named therein, dated November 15, 2005.
     22. Montpelier Re Holdings Ltd. 2005 Annual Bonus Plan.
     23. Montpelier Re Holdings Ltd. Directors Share Plan.
     24. Net Share Settlement Agreement between Montpelier Re Holdings Ltd. and Anthony Taylor.
     25. Net Share Settlement Agreement between Montpelier Re Holdings Ltd. and Thomas George Story Busher.
     26. Net Share Settlement Agreement between Montpelier Re Holdings Ltd. and C. Russell Fletcher III.
     27. Net Share Settlement Agreement between Montpelier Re Holdings Ltd. and Nicholas Newman-Young.
     28. Montpelier Reinsurance Ltd. Amended and Restated Deferred Compensation Plan.
     29. Montpelier Re Holdings Ltd. 2006 Annual Bonus Plan.

EXHIBIT B
FORM OF OPINION OF CD&P TO BE DELIVERED PURSUANT TO SECTION 5(D)
1.	Each of the Company and Montpelier Re are duly incorporated and validly existing under the laws of Bermuda in good standing (meaning that they have not failed to make any required filing with any Bermuda government authority or to pay any Bermuda government fee or tax which would make them liable to be struck off the register of companies maintained by the Registrar under the Act and thereby cease to exist under the laws of Bermuda).

2.	The Company has the necessary corporate power and authority to execute and file the Registration Statement under the Securities Act and to enter into and perform its obligations under the Transaction Documents. Neither the execution and filing under the Securities Act of the Registration Statement by the Company, nor the execution and delivery of the Transaction Documents and the performance by the Company of its obligations thereunder will violate the Constitutional Documents nor any applicable law, regulation, order or decree in Bermuda.

3.	The Company has taken all corporate action required to authorise its (i) execution, delivery and performance of the Transaction Documents; and (ii) execution and filing of the Registration Statement with the Commission under the Securities Act. The Transaction Documents have been duly authorised and executed by or on behalf of the Company and constitute the valid and binding obligations of the Company enforceable in accordance with their terms. The Registration Statement has been duly executed by or on behalf of the Company.

4.	No order, consent, approval, licence, authorisation or validation of or exemption by any government or public body or authority of Bermuda or any sub-division thereof is required (i) to authorise or in connection with the execution and filing of the Registration Statement, or (ii) in connection with the sale of the Shares being delivered pursuant to the Agreement, or (iii) the execution, delivery, performance and enforcement of the Transaction Documents, except such as have been duly obtained in accordance with Bermuda law and which are in full force and effect.

5.	Each of the Company and Montpelier Re have the necessary corporate power and authority and all permits, licenses and authorisations required by Bermuda law to own or lease their properties and conduct their business as described in the Prospectus.

6.	The statements contained in the Prospectus under the captions referred to in Schedule 1 hereto, insofar as such statements constitute a summary of the matters of Bermuda law as so referred therein, fairly represent a summary of the relevant Bermuda law or the Constitutional Documents and the Montpelier Re Constitutional Documents and fairly and accurately present the information set forth therein in all material respects.

7.	(a) The authorised capital of the Company is as set forth in the Prospectus.
(b)	All of the issued share capital of the Company at the date of the Company Register was duly authorised, validly issued, and such shares of the Company were fully paid and non-assessable.

(c)	The Shares conform to the description thereof in the Prospectus.

(d)	The Company has no obligation (in the nature of the existence of a pre-emptive or similar right) to offer the Shares to any shareholder of the Company prior to or upon the sale of the Shares to the Underwriter pursuant to the Agreement.
8.	There are no Bermuda stamp duty, transfer or similar taxes payable in respect of the delivery of the Shares to the Underwriter or the Forward Counterparty or any subsequent purchasers pursuant to the Transaction Documents (assuming that such Underwriter, Forward Counterparty or subsequent purchasers of the Shares are not resident in Bermuda for exchange control purposes). The Transaction Documents are not subject to ad valorem stamp duty in Bermuda, and no registration, documentary, recording, transfer or other similar tax, fee or charge by any Bermuda government authority is payable in connection with the execution, delivery, filing, registration or performance of the Transaction Documents.

9.	There is no capital gains, income or other tax of Bermuda imposed by withholding or otherwise on any payment to be made to or by the Company pursuant to the Transaction Documents.

10.	Neither of the Companies is entitled to any immunity under the laws of Bermuda, whether characterised as sovereign immunity or otherwise, from any legal proceedings, whether to enforce the Transaction Documents or otherwise in respect of the Companies and their respective property.

11.	It is not necessary or desirable to ensure the enforceability in Bermuda of the Transaction Documents that they be registered in any register kept by, or filed with, any governmental authority or regulatory body in Bermuda.

12.	Consummation of the transactions contemplated by the Transaction Documents, including but not limited to any actions taken pursuant to the indemnification and contribution provisions set forth therein, will not constitute unlawful financial assistance by the Company under Bermuda law.

13.	Based solely upon the Constitutional Documents and upon certified copies supplied to us by the Company of certain correspondence from the BMA, the Company has been designated as non-resident of Bermuda for the purposes of the Bermuda Exchange Control Act 1972 and as such is free to acquire, hold, transfer and sell foreign currency and securities without restriction under such legislation (including the payment of dividends or other distributions which may be lawfully made by the Company under the Act and the Constitutional Documents) and is an “exempted company” under the Act.

14.	The Company’s agreement to the choice of the Foreign Laws as the governing law of the Agreement is a valid choice of law and would be recognised and given effect to in any action brought before a court of competent jurisdiction in Bermuda except for those laws (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of Bermuda. To the extent Bermuda law is applicable, the submission by the Company in the Transaction Documents to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York, the waiver of any objection related to inconvenient forum and appointment of an agent for service of process are valid and binding upon the Company.

15.	The courts of Bermuda would recognise as a valid judgment, a final and conclusive judgment in personam obtained in the state or federal courts of New York against the Company based upon the Transaction Documents under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment, (b) such courts did not contravene the rules of natural justice of Bermuda, (c) such judgment was not obtained by fraud, (d) the enforcement of the judgment would not be contrary to the public policy of Bermuda, (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of Bermuda and (f) there is due compliance with the correct procedures under the laws of Bermuda.

16.	The Company has received an assurance from the Ministry of Finance that in the event of there being enacted in Bermuda any legislation imposing tax on profits or income or computed on any capital asset, gain or appreciation, or any tax in the nature of estate duty or inheritance tax, then the imposition of any such tax shall not be applicable to the Company or any of its operations or its shares, debentures or other obligations until March 28, 2016.

SCHEDULE I
In the Company’s Current Report on Form 10-K filed with the Commission on March 14, 2006
(a)	“Risk Factors —Risks Related to Our Common Shares:
–Future sales of common shares may affect their market price,
–There are provisions in our charter documents which restrict the voting rights of our common shares,
–U.S. persons who own our common shares may have more difficulty in protecting their interests than U.S. persons who are shareholders of a U.S. corporation,
–You may have difficulty effecting service of process on us or enforcing judgments against us in the United States,
–We may require our shareholders to sell us their common shares”;

(b)	“Risks Related to Taxation:
–We may become subject to taxes in Bermuda after 2016, which may have a material adverse effect on our financial condition,
–The impact of Bermuda’s commitment to the Organization for Economic Cooperation and Development to eliminate harmful tax practices is uncertain and could adversely affect our tax status in Bermuda”;

(c)	“Risks Related to Regulation:
–If we become subject to insurance statutes and regulations in jurisdictions other than Bermuda or there is a change to Bermuda law or regulations or application of Bermuda law or regulations, there could be a significant and negative impact on our business”;

(d)	“Dividend Policy”; and

(e)	“Bermuda Insurance Regulation”.
In the Company’s Prospectus, dated October 3, 2005
(a)	“Material Tax Considerations: –Taxation of the Company and Montpelier Re — Bermuda –Taxation of Shareholders — Bermuda Taxation –Taxation of Holders of Debt Securities – Bermuda Taxation”;

(b)	“Description of Share Capital”; and

(c)	“Enforcement of Civil Liabilities Under United States Federal Securities Laws and Other Matters”.

EXHIBIT C
Montpelier Re Holdings Ltd.
Public Offering of Common Shares
May           , 2006
Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010
Ladies and Gentlemen:
     The undersigned understands that Credit Suisse Securities (USA) LLC (the “Underwriter”) has entered into an Underwriting Agreement (the “Underwriting Agreement”) with Montpelier Re Holdings Ltd., a Bermuda corporation (the “Company”), providing for the public offering (the “Public Offering”) by the Underwriter of shares (the “Offered Shares”) of the Company’s common shares, par value 1/6 cent per share (the “Common Shares”).
     The undersigned hereby agrees that, without the prior written consent of the Underwriter, it will not, during the period commencing on May  , 2006 and ending 60 days after the date of the Underwriting Agreement, (1) offer, pledge, sell, contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) transactions relating to Common Shares or other securities acquired in open market transactions after the completion of the Public Offering, (b) transfers of Common Shares or securities convertible into or exercisable or exchangeable for Common Shares to a family member of the undersigned or trust created for the benefit of the undersigned or a family member of the undersigned, or (c) transfers pursuant to a written plan in accordance with Rule 10b5-1(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which plan is in effect prior to the date hereof and about which the Underwriter has been notified, provided that in the case of any transfer or distribution pursuant to clause (b), (i) each transferee agrees to be bound by the terms of this agreement and (ii) no filing by any party (transferee or transferor) under Section 16(a) of the Exchange Act shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on Form 5 made after the expiration of the 60-day period referred to above).
     In addition, the undersigned agrees that, without the prior written consent of the Underwriter, it will not, during the period commencing on May  , 2006 and ending 60 days after the date of the Underwriting Agreement, make any demand for or exercise any right with respect to, the registration of any Common Shares or any security convertible into or exercisable or exchangeable for Common Shares. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Common Shares except in compliance with the foregoing restrictions.

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     The undersigned understands that the Company and the Underwriter are relying upon this Lock-Up Agreement in proceeding towards consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Yours very truly,

Name:
Title:

Address:

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